UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2008

Warner Music Group Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The disclosure in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference in this Item 3.03.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 22, 2008, the Board of Directors of Warner Music Group Corp. (the “Company”) approved amendments to, and restated, the Company’s Amended and Restated By-Laws (the “By-Laws”), effective as of the same date. The By-Laws have been amended to modify the advance notice requirements for stockholder nominations of directors and the proposal of other business, as applicable, at an annual or special meeting of stockholders. As amended, the By-Laws provide that a stockholder seeking to submit a director nomination or propose other business at an annual meeting must provide notice to the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from such anniversary date, such notice must be delivered not earlier than 120 days prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In the case of a special meeting called by the Company for the purpose of nominating directors, the notice must be given not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The other material changes effected by the adoption of the By-Laws are to (a) expand the information required to be provided by any stockholder who proposes director nominations or any other business for consideration at a meeting of stockholders, including disclosure of any hedging activity, and to require the periodic updating of such information and (b) update the advance notice provisions to ensure that such provisions are clear and unambiguous and that compliance with the notice procedures set forth in the By-Laws is the exclusive means for a stockholder to make director nominations or submit other business at a meeting of stockholders.

The above summary is qualified in its entirety by the full text of the By-Laws, as amended effective December 22, 2008, a copy of which is attached hereto as an Exhibit 3.2 and is hereby incorporated by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following Exhibit is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.2	Amended and Restated By-Laws of Warner Music Group Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Warner Music Group Corp.

Date: December 23, 2008	By:	/s/ Paul M. Robinson
Paul M. Robinson
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated By-Laws of Warner Music Group Corp.

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